UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2024

POWERFLEET, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39080	83-4366463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Tice Boulevard, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 996-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AIOT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 12, 2024, Powerfleet, Inc. (the “Company”) issued a press release regarding financial results for the fiscal quarter ended September 30, 2024. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report is being furnished pursuant to Item 2.02 of Form 8-K. In accordance with General Instruction B.2. of Form 8-K, the information in this report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This report, including Exhibit 99.1, contains forward-looking statements within the meaning of federal securities laws. The Company’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements may be identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions. These forward-looking statements include, without limitation, the Company’s expectations with respect to its beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions and future performance, as well as anticipated financial impacts of the business combination with MiX Telematics and the acquisition of Fleet Complete. Forward-looking statements involve significant known and unknown risks, uncertainties and other factors, which may cause their actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. Most of these factors are outside the Company’s control and are difficult to predict. The risks and uncertainties referred to above include, but are not limited to, risks related to: (i) future economic and business conditions, including the conflict between Israel and Hamas; (ii) integration of the Company’s, MiX Telematics’ and Fleet Complete’s businesses and the ability to recognize the anticipated synergies and benefits of the transactions with MiX Telematics and Fleet Complete; (iii) the loss of any of the Company’s key customers or reduction in the purchase of the Company’s products by any such customers; (iv) the failure of the markets for the Company’s products to continue to develop; (v) the negative effects of the MiX Telematics and Fleet Complete transactions on the market price of the Company’s securities; (vi) the Company’s inability to adequately protect its intellectual property; (vii) the Company’s inability to manage growth; (viii) the effects of competition from a wide variety of local, regional, national and other providers of wireless solutions; and (ix) such other factors as are set forth in the periodic reports filed by the Company with the Securities and Exchange Commission (“SEC”), including but not limited to those described under the heading “Risk Factors” in its annual reports on Form 10-K, quarterly reports on Form 10-Q and any other filings made with the SEC from time to time, which are available via the SEC’s website at http://www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

The forward-looking statements included in this report are made only as of the date of this report, and except as otherwise required by applicable securities law, the Company assumes no obligation, nor does the Company intend to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated November 12, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERFLEET, INC.

By:	/s/ David Wilson
Name:	David Wilson
Title:	Chief Financial Officer

Date: November 12, 2024